Exhibit D

                              CSW International, Inc.
                                Statement of Income
                     For the Quarter Ended September 30, 2000
                                    (Unaudited)
                                     ($000's)




              Operating Revenues
                 Electric revenues                                    $ 245,963
                 Other diversified                                       61,159
                                                                 --------------
                                                                        307,122
                                                                 --------------

              Operating Expenses
                 Cost of electric sales                                 154,830
                 General and administrative                              60,716
                 Depreciation and amortization                           27,579
                 Other diversified                                       40,077
                                                                 --------------
                                                                        283,202
                                                                 --------------
              Operating Income                                           23,920
                                                                 --------------

              Other Income and (Deductions)
                 Investment income                                        7,055
                 Interest income                                           (911)
                 Interest expense                                       (24,348)
                                                                 --------------
                                                                        (18,204)
                                                                 --------------
              Income Before Income Taxes                                  5,716
                                                                 --------------

              Provision for Income Taxes                                 (6,246)
                                                                 --------------

              Net Income                                               $ 11,962
                                                                 ==============